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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 8, 2007

                               Immunomedics, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-12104              61-1009366
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  (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
        of Incorporation)                                   Identification No.)

      300 American Road, Morris Plains, New Jersey                07950
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        (Address of Principal Executive Offices)                (Zip Code)

                                 (973) 605-8200
              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 8, 2007, Immunomedics, Inc., a Delaware corporation (the "Company"), issued a press release to report the Company's financial results for the quarter ended December 31, 2006. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits.
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       Exhibit No.    Description
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       99.1           Press Release of Immunomedics, Inc. dated February 8,
                      2007 reporting its financial results.

         * The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IMMUNOMEDICS, INC.


                                                By:    /s/ Cynthia L. Sullivan
                                                       ------------------------
                                                Name:  Cynthia L. Sullivan
                                                Title: President and
                                                       Chief Executive Officer

Date:  February 9, 2007